Press Release

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN INCOME CREDIT STRATEGIES FUND COMPLETES PUBLIC OFFERING OF PREFERRED SHARES

(Philadelphia, May 10, 2021) — Aberdeen Income Credit Strategies Fund (NYSE: ACP) (the “Fund”), today announced the closing of its offering of 1,600,000 shares of 5.25% Series A Perpetual Preferred Shares (the “Preferred Shares”).   The offering, priced at $25 per share, resulted in net proceeds to the Fund of approximately $38.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Fund.

The Fund has applied to list the Preferred Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “ACP PRA”. If the application is approved, trading on the NYSE in the Preferred Shares is expected to begin within 30 days following the issuance date of the Preferred Shares.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund intends to use the net proceeds from the offering to invest in accordance with its investment objective and policies, for general working capital purposes and/or to pay down outstanding borrowings under its credit facility.

UBS Securities LLC acted as the sole book-running manager for the offering.

Investors should consider the Fund’s investment objectives, risks, and expenses carefully before investing. The prospectus supplement and accompanying prospectus contain this and other information about the Fund and should be read carefully before investing. Copies of the prospectus supplement and accompanying prospectus and other documents the Fund has filed with the Securities and Exchange Commission (“SEC”) may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This press release is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers:  Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen

Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which Preferred Shares trade in the public markets and other factors discussed in the Fund’s preliminary prospectus supplement and accompanying prospectus and to be discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenacp.com

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